SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) July 14, 2000


                            PRE-CELL SOLUTIONS, INC.
                        --------------------------------
               (Exact Name of Registrant as Specified in Charter)




        Colorado                         0-14978                 84-0751916
----------------------------    ------------------------    --------------------
(State or Other Jurisdiction    (Commission File Number)      (IRS Employer
of Incorporation)                                           Identification  No.)


385 East Drive, Melbourne, Florida                                 32904
----------------------------------                               -------
(Address of Principal Executive Offices)                        (Zip Code)


Registrant's telephone number, including area code    (321) 308-2900

Item 4.  Changes in Registrant's Certifying Accountant.

         (a) Vestal & Wiler served as the independent auditors of the Registrant for the fiscal years ended April 30, 1997, 1998 and 1999. On July 14, 2000 the Registrant dismissed Vestal & Wiler because it was determined that the best interests of the Registrant would be served by retaining BDO Seidman, LLP. The decision to change auditors was approved by the Registrant's Board of Directors. There have been no disagreements between the Registrant and Vestal & Wiler on any matters of accounting principles or practices, financial statement disclosure or auditing scope or procedures.

         (b) BDO Seidman, LLP. has been engaged by the Registrant as of July 14, 2000 as its principal independent auditors and began serving as the independent auditors of the Registrant for the fiscal year ending April 30, 2000.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

          (c)     Exhibits.

         16.2     Letter from Vestal & Wiler

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    July 19, 2000

                                          PRE-CELL SOLUTIONS, INC.



                                          By: /s/ Harry Christenson
                                              ----------------------------------
                                              Harry Christenson, Chief Financial
                                              Officer (and Principal Accounting
                                              Officer)

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